UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

December 13, 2024

Dear Stockholder:

We recently sent you proxy materials in connection with the important special meeting of the stockholders of Universal Stainless & Alloy Products, Inc. (the “Company”) to be held on January 15, 2025, solely by means of remote communication, which will be conducted via live audio webcast on the Internet (the “Special Meeting”), in connection with the proposed merger (the “Merger”) of the Company with a wholly-owned subsidiary of Aperam, S.A. (“Aperam”), as described in detail in the proxy materials previously sent to you. Your Board of Directors unanimously recommends that you vote FOR the Merger proposal and the related proposals to be voted on at the Special Meeting.

Please note that failing to vote will have the same effect as a vote against the Merger. The Merger cannot be completed unless it is approved by the affirmative vote of the holders of a majority of all outstanding shares of the Company as of the record date for the Special Meeting; therefore, your vote is very important, regardless of the number of shares you own.

Whether or not you plan to attend the Special Meeting virtually, please vote TODAY by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card or voting instruction form in the postage-paid envelope provided to ensure that your shares are represented at the Special Meeting.

Thank you for your support,

/s/ Christopher M. Zimmer

President and Chief Executive Officer

VOTING IS QUICK AND EASY!

You may vote by telephone, via the Internet, or by following the easy instructions on the enclosed proxy card or voting instruction form to return your vote by mail. Alternatively, if you received this letter by email, you may simply click the “VOTE NOW” button in the accompanying email.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at (877) 750-8269 (from the U.S. and Canada)

or at +1 (412) 232-3651 (from other countries)

Additional Information and Where to Find It

In connection with the Merger, on November 27, 2024, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”). The definitive Proxy Statement contains important information about the Merger and other related matters. This communication is not a substitute for the Proxy Statement or any other relevant document which the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, APERAM AND THE MERGER. Investors may obtain free copies of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at investors.univstainless.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners, Executive Officers and Directors” and in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2024, including under the headings “The Board of Directors,” “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Related Party Transactions.” To the extent holdings of Company Common Stock by the directors and executive officers of the Company have changed from the amounts of Company Common Stock held by such persons as reflected in the Proxy Statement, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. Other information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of proxies in connection with the Transactions is included in the Proxy Statement. These documents (when available) are available free of charge as described in the preceding section.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “target,” “continue,” or variations of such words and similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but not limited to, risks related to the ability of the parties to consummate the Merger in a timely manner or at all; the satisfaction or waiver of the conditions to the closing of the Merger, including the failure to obtain antitrust or other regulatory approvals and clearances or approval of the Company’s stockholders; potential delays in consummating the Merger; the occurrence of any event, change or other circumstance or condition that could give rise to termination of the agreement governing the Merger; the possibility that competing offers or acquisition proposals for the Company will be made; Aperam’s ability to realize the anticipated benefits of the Merger and integrate the Company’s business; the effect of the announcement or pendency of the Merger on the Company’s and Aperam’s business relationships, operating results and business generally; significant transaction costs and unknown liabilities; and litigation or regulatory actions related to the Merger. In addition, the risks to which the Company’s business is subject, including those risks set forth in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 29, 2024, and in the Company’s subsequent filings with the SEC, could adversely affect the Merger. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and except as otherwise required by federal securities law, the Company does not assume any obligation nor does it intend to publicly update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.